SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                              HOME FEDERAL BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

           0-18847                                35-1807839
   (Commission File Number)             (IRS Employer Identification No.)


                              501 Washington Street
                             Columbus, Indiana 47201
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 522-1592



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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated April 16, 2003.

Item 9.           Regulation FD Disclosure.

         Information Provided Under Item 12 of Form 8-K.

Home Federal Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on April 16, 2003 announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction. Further, pursuant to SEC Release No. 34-47583, Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                       /s/Lawrence E. Welker
                                       --------------------------------
                                       Lawrence E. Welker
                                       Executive Vice President, and
                                       Chief Financial Officer

Dated: April 16, 2003